GOLDMAN SACHS TRUST

Goldman Sachs Fund of Funds Portfolios

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares, as applicable, of the

Goldman Sachs Balanced Strategy Portfolio,

Goldman Sachs Growth and Income Strategy Portfolio and

Goldman Sachs Growth Strategy Portfolio

(the “Funds”)

Supplement dated January 29, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2024, as supplemented to date

Effective on or about July 1, 2025, (the “Effective Date”) Neill Nuttall will no longer serve as a portfolio manager for the Funds. Alexandra Wilson-Elizondo and Siwen Wu will continue to serve as portfolio managers for the Funds.

Accordingly, as of the close of business on the Effective Date, the Funds’ disclosures are modified as follows:

All references to Mr. Nuttall in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

FFPMSTK 01-25